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                      SMITH BARNEY ALLOCATION SERIES INC.
                               Global Portfolio
                             High Growth Portfolio
                               Growth Portfolio
                              Balanced Portfolio
                            Conservative Portfolio
                               Income Portfolio
                              (the "Portfolios")
                          Class A, B, L and Y Shares

      SUPPLEMENT DATED DECEMBER 13, 2001 TO PROSPECTUS DATED MAY 31, 2001

   The following revises and supersedes, as applicable, the information contained in the Prospectus of the Portfolios listed above. Defined terms have the same meanings as set forth in the Prospectus.

      Effective immediately, Smith Barney Fund Management LLC, the Portfolios' investment manager, utilizes a team management approach to manage the assets of the Portfolios.

FD